EXHIBIT 10.4

FIRST AMENDMENT

FIRST AMENDMENT, dated as of June 16, 2006 (this “Amendment”), to the Credit Agreement, dated as of November 18, 2005, (the “Credit Agreement”), among SPX Corporation, a Delaware corporation (the “Parent Borrower”), the Foreign Subsidiary Borrowers party thereto (together with the Parent Borrower, the “Borrowers”), the several banks and other financial institutions or entities parties thereto (the “Lenders”), The Bank of Nova Scotia, as syndication agent, Bank of America, N.A. and Wachovia Bank, National Association., as documentation agents, and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers; and

WHEREAS, the Parent Borrower has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.  Defined Terms.  Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2.  Amendment to Section 5.10 of the Credit Agreement.  Section 5.10 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting it with the following sentence:

The proceeds of the Initial Term Loans will be used only to refinance the LYONS and for general corporate purposes of the Parent Borrower and its Subsidiaries.

SECTION 3.  Amendments to Schedule 1.7 of the Credit Agreement.

(a)           Section 2.2 of Schedule 1.7 to the Credit Agreement is hereby amended by deleting from the first sentence thereof the phrase “provided that such Canadian Borrower shall give the Canadian Administrative Agent irrevocable written or telephonic notice” and substituting it with the following phrase:

provided that such Canadian Borrower shall give the Canadian Administrative Agent and the Administrative Agent irrevocable written or telephonic notice

(b)           Section 2.3(b)(1) of Schedule 1.7 to the Credit Agreement is hereby amended by deleting therefrom the phrase “The relevant Canadian Borrower shall notify the Canadian Administrative Agent” and substituting it with the following phrase:

The relevant Canadian Borrower shall notify the Canadian Administrative Agent and the Administrative Agent

SECTION 4. Conditions to Effectiveness.  This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which the Administrative Agent shall have received:

(a)           an executed counterpart of this Amendment from the Parent Borrower (for itself and on behalf of each Subsidiary that is a Foreign Subsidiary Borrower); and

(b)           executed Lender Consent Letters (or facsimile transmissions thereof) from the Required Lenders consenting to the execution of this Amendment by the Administrative Agent.

SECTION 5.  Representations and Warranties.  The representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the First Amendment Effective Date.

SECTION 6.  Payment of Expenses.  The Parent Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 7.  Reference to and Effect on the Loan Documents.  On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents.  Except as expressly amended herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

SECTION 8.  Counterparts.  This Amendment June be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.  A set of the copies of this Amendment signed by all the parties shall be lodged with the Parent Borrower and the Administrative Agent.

SECTION 9.  Governing Law.  This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

SPX CORPORATION (for itself and on behalf of each Subsidiary that is a Foreign Subsidiary Borrower)

By:	/s/ Patrick O’Leary
Name: Patrick O’Leary
Title: Executive Vice President & Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Randolph Cates
Name: Randolph Cates
Title: Vice President

ACKNOWLEDGMENT AND CONSENT

Reference is made to the Credit Agreement described in the foregoing Amendment (the “Credit Agreement”; terms defined in the Credit Agreement being used in this Acknowledgment and Consent with the meanings given to such terms in the Credit Agreement).  Each of the undersigned parties to the Guarantee and Collateral Agreement and/or one or more other Security Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (a) consents to the foregoing Amendment and the transactions contemplated thereby and (b) acknowledges and agrees that the guarantees and grants of security interests contained in the Guarantee and Collateral Agreement and other Security Documents are, and shall remain, in full force and effect after giving effect to the foregoing Amendment and all prior modifications to the Credit Agreement.

THIS ACKNOWLEDGMENT AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

ADVANCED INDUSTRIAL TECHNOLOGIES, INC.

By:	/s/ Patrick O’Leary
Title: Executive Vice President

ADVANCED TEST PRODUCTS, INC.

By:	/s/ Patrick O’Leary
Title: Executive Vice President

AG EQUIPMENT CO.

By:	/s/ Patrick O’Leary
Title: President

AMCA/BROOKFIELD INTERNATIONAL SALES, LLC

By:	/s/ Patrick O’Leary
Title: President

AMCA/MONROE HOLDINGS CORP.

By:	/s/ Ronald Giza
Title: Vice President & Treasurer

AURORA/HYDROMATIC PUMPS INC.

By:	/s/ Patrick O’Leary
Title: President

DOMESTIC SUBSIDIARY CORPORATION

By:	/s/ Ronald Giza
Title: Vice President & Treasurer

ENGINEERING ANALYSIS ASSOCIATES, INC.

By:	/s/ Patrick O’Leary
Title: President

FAIRBANKS MORSE PUMP CORPORATION

By:	/s/ Patrick O’Leary
Title: President

FLAIR CORPORATION

By:	/s/ Patrick O’Leary
Title: Executive Vice President

FLUID TECHNOLOGIES, INC.

By:	/s/ Patrick O’Leary
Title: Chief Financial Officer

GENERAL FAREBOX SERVICE OF ATLANTA, INC.

By:	/s/ Patrick O’Leary
Title: President

GENERAL SIGNAL CORPORATION

By:	/s/ Patrick O’Leary
Title: President

GENERAL SIGNAL ENVIRONMENTAL RISK MANAGEMENT COMPANY

By:	/s/ Patrick O’Leary
Title: Vice President

GENERAL SIGNAL HEALTHCARE MANAGEMENT, INC.

By:	/s/ Patrick O’Leary
Title: President

GENERAL SIGNAL INTERNATIONAL CORPORATION

By:	/s/ Patrick O’Leary
Title: President

GSBS DEVELOPMENT CORPORATION

By:	/s/ Patrick O’Leary
Title: Vice President & Treasurer

GSLE DEVELOPMENT CORPORATION

By:	/s/ Patrick O’Leary
Title: Vice President & Treasurer

GSLE SUBCO LLC

By:	GSLE Development Corporation, as sole member

By:	/s/ Spencer Conard
Title: President

GSPS DEVELOPMENT CORPORATION

By:	/s/ Patrick O’Leary
Title: Vice President & Treasurer

GSR MERGER SUB, INC.

By:	/s/ Patrick O’Leary
Title: President

IMAGEXPO, L.L.C.

By:	SPX Corporation, as sole member

By:	/s/ Patrick O’Leary
Title: Executive Vice President & Chief Financial Officer

KENDRO GP II, LLC.

By:	/s/ Spencer Conard
Title: President

KODIAK PARTNERS CORP.

By:	/s/ Patrick O’Leary
Title: President

KODIAK PARTNERS II CORP.

By:	/s/ Patrick O’Leary
Title: President

LDN, LTD.

By:	/s/ Patrick O’Leary
Title: President

LDS TEST AND MEASUREMENT LLC

By:	/s/ Patrick O’Leary
Title: President

THE MARLEY COMPANY, LLC

By:	SPX Corporation, as sole member

By:	/s/ Patrick O’Leary
Title: Executive Vice President & Chief Financial Officer

MARLEY ENGINEERED PRODUCTS LLC

By:	/s/ Patrick O’Leary
Title: Executive Vice President

THE MARLEY-WYLAIN COMPANY

By:	/s/ Steven Greenfeld
Title: Assistant Treasurer

MCT SERVICES LLC

By:	SPX Cooling Technologies, Inc., as sole member

By:	/s/ Patrick O’Leary
Title: Executive Vice President

MF DEVELOPMENT CORPORATION

By:	/s/ Patrick O’Leary
Title: Vice President & Treasurer

NEW SIGNAL, INC.

By:	/s/ Patrick O’Leary
Title: President

P.S.D., INC.

By:	/s/ Patrick O’Leary
Title: Vice President

SGS SERVICE PARTNERSHIP

By:	GSBS Development Corporation, as general partner

By:	/s/ Patrick O’Leary
Title: Vice President & Treasurer

By:	GSLE Development Corporation, as general partner

By:	/s/ Patrick O’Leary
Title: Vice President & Treasurer

By:	GSPS Development Corporation, as general partner

By:	/s/ Patrick O’Leary
Title: Vice President & Treasurer

By:	MF Development Corporation, as general partner

By:	/s/ Patrick O’Leary
Title: Vice President & Treasurer

By:	GSLE Subco LLC, as general partner

By:	GSLE Development Corporation, as sole member

By:	/s/ Patrick O’Leary
Title: Vice President & Treasurer

SPX COOLING TECHNOLOGIES, INC.

By:	/s/ Patrick O’Leary
Title: Executive Vice President

SPX DOCK PRODUCTS, INC.

By:	/s/ Patrick O’Leary
Title: Executive Vice President

SPX HOLDING INC.

By:	/s/ Patrick O’Leary
Title: Vice President & Treasurer

SPX INTERNATIONAL MANAGEMENT LLC

By:	SPX Corporation, as sole member

By:	/s/ Patrick O’Leary
Title: Executive Vice President & Chief Financial Officer

SPX MINNESOTA PROPERTIES, INC.

By:	/s/ Patrick O’Leary
Title: President

SPX RISK MANAGEMENT CO.

By:	/s/ Patrick O’Leary
Title: President

TCI INTERNATIONAL, INC.

By:	/s/ Patrick O’Leary
Title: Executive Vice President

VALLEY FORGE TECHNICAL INFORMATION SERVICES, INC.

By:	/s/ Patrick O’Leary
Title: Vice President & Treasurer

WAUKESHA ELECTRIC SYSTEMS, INC.

By:	/s/ Patrick O’Leary
Title: Vice President

XCEL ERECTORS, INC.

By:	/s/ Patrick O’Leary
Title: President